THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, THIS WARRANT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                                     WARRANT
                           to Purchase Common Stock of
                               Elagent Corporation

                                 Warrant No. 06

                         Issuance Date: December 4, 2000

         THIS CERTIFIES that, for value received, Chapeau, Inc., or its registered permitted assigns ("Warrantholder"), is entitled at any time during the Exercise Period (as hereinafter defined) to subscribe for and purchase from Elagent Corporation, a Delaware corporation (the "Company"), in whole or in part, 75,000 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at a purchase price ("Warrant Price") of $3.92 per share of Common Stock, subject to adjustment as provided in Section 3 hereof, upon the terms and subject to the conditions hereinafter set forth.

         Section 1. Exercise Period. The "Exercise Period" is the period commencing on the earlier to occur of (i) the first anniversary of the date of issuance hereof, and (ii) the date the Company shall complete an underwritten public offering involving the sale of shares of its Common Stock and ending on December 3, 2003. This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

         Section 2.        Exercise of Warrant.

         (a) General. This Warrant may be exercised by the Warrantholder, in whole or in part (but not as to a fractional share of Common Stock), at any time during the Exercise Period, by surrendering this Warrant (properly endorsed) to the Company and by delivering to the Company a completed and executed Subscription Form, in the form attached hereto as Exhibit A, together with payment of the Warrant Price, either (i) in cash or by certified or official bank check, or (ii) by surrendering such number of shares of Common Stock received upon exercise of this Warrant with a current market price equal to the Warrant Price (a "Cashless Exercise"), for each share of Common Stock being purchased hereunder. Upon receipt of the foregoing, the Company will deliver to the Warrantholder, as promptly as practical, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Warrantholder. With respect to any exercise of this Warrant, the Warrantholder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date that this Warrant and payment of the Warrant Price is received by the Company (the "Exercise Date"), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. No fractional shares will be issued upon exercise of this Warrant.

         (b) Cashless Exercises. If the Warrantholder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Warrantholder a certificate or certificates representing the number of shares of Common Stock equal to (i) the total number of shares of Common Stock to be purchased upon such Cashless Exercise, minus (ii) the number of shares surrendered with a current market price on the trading day immediately preceding the Exercise Date equal to the Warrant Price. For purposes of determining the value of the underlying shares of Common Stock surrendered in a Cashless Exercise, the "current market price" per share of Common Stock shall mean for the day in question: (A) if the principal trading market for the shares of Common Stock is a national or regional securities exchange, the closing price on such exchange on such day; or (B) if sales prices for the shares of Common Stock are reported by the Nasdaq National Market System (or a similar system then in use), the last reported sales price so reported on such day; or (C) if neither (A) nor (B) above are applicable, and if bid and ask prices for the shares of Common Stock are reported in the over-the-counter market by the National Association of Securities Dealers, Inc. (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price or bid and ask prices, as the case may be, are available, unless the shares of Common Stock have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the current market price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

         Section 3.        Adjustments to Warrant Price.

         (a) Adjustment of Warrant Price upon Issuance of Common Stock. Except as provided in subsection 3(c) below, if and whenever the Company shall issue or sell, or is in accordance with subsections 3(a)(1) through (7) deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Total Warrant Price (as defined below) in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Warrant Price and the Total Warrant Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding convertible equity securities of the Company) multiplied by the then existing Warrant Price or Total Warrant Price, as the case may be, and (b) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding convertible equity securities of the Company). As used herein the term "Total Warrant Price" shall mean $3.92 initially and thereafter, as it may be adjusted in accordance with the provisions of this Warrant.

         No adjustment of the Warrant Price or Total Warrant Price, however, shall be made in an amount less than $.01 per share, and any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

         For purposes of this subsection (a), the following subsections (a)(1) to (7) shall also be applicable:

         (1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options, or the right to convert or exchange any such Convertible Securities, are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Total Warrant Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subsection (a)(3) below, no adjustment of the Warrant Price and the Total Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

         (2) Issuance of Convertible Securities. In case the Company shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Total Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subsection (a)(3) below, no adjustment of the Warrant Price and the Total Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Warrant Price and the Total Warrant Price have been or are to be made pursuant to other provisions of this subsection 3(a), no further adjustment of the Warrant Price and the Total Warrant Price shall be made by reason of such issue or sale.

         (3) Change in Option Price or Conversion Rate. Upon the happening of any events set forth in Section 3(a)(1) or (2) above, namely, if the purchase price provided for in any Option referred to in subsection (a)(1) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection (a)(1) or (a)(2), or the rate at which any Convertible Securities referred to in subsection (a)(1) or (a)(2) are convertible into or exchangeable for Common Stock shall change at any time from the amounts that were used in the determinations made in Section 3(a)(1) or
(2) (other than under or by reason of provisions designed to protect against dilution), the Warrant Price and the Total Warrant Price in effect at the time of such event shall forthwith be readjusted to reflect the Warrant Price or the Total Warrant Price, as the case may be, which would have been in effect at such time had such determinations for the Options or Convertible Securities still outstanding utilized such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration or termination of any such Option or termination of any such right to convert or exchange such convertible Securities, the Warrant Price and the Total Warrant Price then in effect hereunder shall forthwith be adjusted to reflect the Warrant Price or the Total Warrant Price, as the case may be, which would have been in effect had such Option or Convertible Securities, never been issued (including any other adjustments that would have been in accordance with this Warrant but for the initial adjustment made with respect to the terminated or expired Option or Convertible Security), and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subsection (a)(1) or the rate at which any Convertible Securities referred to in subsection (a)(1) or
(a)(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Warrant Price and the Total Warrant Price then in effect hereunder shall forthwith be adjusted to reflect the Warrant Price or the Total Warrant Price, as the case may be, that would have been obtained had adjustments been made upon the issuance of the shares of Common Stock delivered at such lower price (and excluding any prior adjustment made with respect to the issuance or grant of the Options or Convertible Securities), but only if as a result of such adjustment the Warrant Price or the Total Warrant Price, as the case may be, then in effect hereunder is thereby reduced.

         (4) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         (5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefore shall be deemed to be the amount received by the Company therefore, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

         (6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right to subscription or purchase, as the case may be.

         (7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any subsidiary thereof, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this subsection 3(a).

         (b) Subdivision or Combination Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall proportionately increased.

         (c) Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price or the Total Warrant Price in the case of (i) the issuance of shares of Common Stock upon exercise of this Warrant (as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalizations and the like), (ii) the issuance of shares of Common Stock upon exercise of the warrant issued to Steve Kircher dated December 4, 2000 (as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalizations and the like), (iii) the issuance of shares of Common Stock upon exercise of the warrant issued to First Dallas Ventures, Ltd. dated July 25, 2000 (as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalizations and the like), (iv) the issuance of shares of Common Stock upon exercise to the warrant issued to Chapparal Ventures, L.L.C. dated July 25, 2000 (as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalizations and the like), (v) the issuance of shares of Common Stock upon conversion of the 942,858 shares of Series A Convertible Preferred Stock of the Company (as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalizations and the like), (vi) the issuance of shares of Common Stock upon exercise of 1,794,000 warrants to purchase shares of Common Stock to be issued to Integrated Concepts, Inc. ("Parent") (as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalization and the like with respect to the Common Stock),
(vii) the issuance of up to 1,218,434 shares of Common Stock issued upon conversion of debentures of the Company to be issued to the Parent (as appropriately adjusted for any stock dividends, combinations, stock splits, racapitalizations and the like with respect to the Common Stock), (viii) the issuance of up to $10,000,000 of the Company's Special Pari Passu Stock (as defined in the Company's Certificate of Designation) (in each case, as appropriately adjusted for any stock dividends, combinations stock splits, recapitalizations and the like), (ix) the issuance of up to 3,282,500 shares of Common Stock which may be issued to certain directors, officers or employees of the Company who currently hold options to purchase shares of the Parent's common stock under the terms of the Parent's First Amended and Restated Stock Compensation Plan (in each case, as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalizations and the like), and (x) any number of shares of Common Stock issued to directors, officers or employees of the Company pursuant to employee stock purchase, option or other benefit plans or other compensation arrangements adopted by the Compensation Committee of the Board of Directors of the Company (in each case, as appropriately adjusted for any stock dividends, combinations, stock splits, recapitalizations and the like).

         (d) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity (including the Parent), or the sale of all or substantially all its assets to another entity (including the Parent), shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provisions shall be made whereby the Warrantholders shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the right and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights. In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving entity are issuable to holders of Common Stock outstanding immediately prior to such merger or consolidation, the Warrant Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger, or the entity purchasing such assets, shall assume, by written instrument executed and mailed or delivered to the Warrantholders, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

         Section 4. Common Stock To Be Issued; Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock upon exercise of this Warrant, through the close of business on the last day of the Exercise Period, the number of shares of Common Stock deliverable upon the exercise of this Warrant.

         Before taking any action which would cause an adjustment which would reduce the Warrant Price below the then par value (if any) of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take such corporate action as may, in the opinion of counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at the Warrant Price as so adjusted.

         The Company represents and warrants that all shares of Common Stock issued upon exercise of this Warrant will, upon issuance in accordance with the terms of this Warrant, be fully paid and non-assessable and free from all taxes, liens, charges, encumbrances and security interests created by the Company with respect to the issuance thereof.

         Section 5. Requirements of Law. The Company shall not be required to transfer this Warrant or to sell or issue shares of Common Stock under this Warrant, or to transfer shares of Common Stock issued upon exercise of this Warrant, if such transfer, sale or issuance would constitute a violation by the Warrantholder or the Company of any provisions of any law or regulation of any governmental authority, including the Act. In particular, the Warrantholder agrees that neither shall, and the Company shall not be required to, transfer this Warrant or the shares of Common Stock issued upon the exercise hereof unless the Company has received evidence satisfactory to it, including an opinion of counsel (which may be counsel employed by the Company) satisfactory to the Company, to the effect that such proposed transfer may be effected without registration under the Act or state securities laws. The shares of Common Stock issued upon the exercise hereof may have imprinted the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act:

         "The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Without such registration, these shares may not be sold, pledged, hypothecated or otherwise transferred at any time whatsoever, except upon delivery to the Company of an opinion of counsel satisfactory to the Company that registration is not required for such transfer and/or the submission to the Company of such other evidence as may be satisfactory to the Company to the effect that any such transfer will not be in violation of the Securities Act of 1933, as amended, and/or applicable state securities laws and/or any rule or regulation promulgated thereunder."

         Section 6. No Stockholder Rights or Liabilities. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock pursuant to the exercise of this Warrant, and no mere enumeration herein of the rights or privileges of the Warrantholder will give rise to any liability of the Warrantholder for the Warrant Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 7. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion reasonably impose (which will, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant will constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant is at any time enforceable by anyone.

         Section 8. Notices to Warrantholder. Upon any adjustment to the Warrant Price or the Total Warrant Price pursuant to Section 3, the Company shall, within 30 calendar days thereafter, send to the Warrantholder by first class mail, postage prepaid, a certificate setting forth the Warrant Price or the Total Warrant Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of shares of Common Stock purchasable upon exercise of this Warrant after such adjustment in the Warrant Price or the Total Warrant Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein. Where appropriate, such notice may be given in advance of the effective date of such adjustment and included as a party of the notice required to be mailed under the other provisions of this Section 8.

         Section 9. Notices. Unless otherwise provided herein, all notices, requests and other communications required or permitted to be given or delivered hereunder will be in writing, and will be deemed to have been duly given or delivered if delivered or sent by certified or registered mail, postage prepaid, at the following addresses:

         (a) If to the Warrantholder, at its respective address on the Company's books or such other address as the Warrantholder may designate by written notice to the Company.

         (b) If to the Company, at 14683 Midway Road, Suite 200, Addison, Texas 75001, Attention: President, or at such other address as the Company may designate by written notice to the Warrantholder.

         Section 10.       Transfer, Division and Combination.

         (a) Transfer. Subject to Section 5 hereof, any transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant, substantially in the form of Exhibit B attached hereto, duly executed by the Warrantholder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned, may be exercised by a new Warrantholder for the purchase of shares of Common Stock without having a new Warrant issued.

         (b) Division and Combination. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Warrantholder or its agent or attorney. Subject to compliance with Section 10(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         (c) Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 10.

         (d) Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

         Section 11. Headings. The headings of the sections of this Warrant are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 12. Governing Law. This Warrant will be governed by and construed and enforced in accordance with the laws of Utah (without regard to the principles of conflicts of law embodied therein) applicable to contracts executed and performable in such state.

         Section 13. Severability. If any provision of this Warrant is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Warrant shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Warrant and the remaining provisions of this Warrant shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Warrant.

         Section 14. Binding Effect. This Warrant will be binding upon and inure to the benefit of the parties and their respective heirs, beneficiaries, personal representatives, successors and assignees.

         Section 15. Gender, etc. Unless the context of this Warrant otherwise requires, words of any gender will be deemed to include each other gender and words using the singular or plural number will also include the plural or singular number, respectively.

         Section 16. Specific Performance. It is agreed and understood that monetary damages would not adequately compensate the Warrantholder for a breach of this Warrant by the Company, that this Warrant shall be specifically enforceable and that any breach or threatened breach of this Warrant shall be the proper subject of a temporary or permanent injunction or restraining order. Further, the Company waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

         Section 17. Issuance of New Warrant By Parent. If at any time following the date of this Warrant (but prior to expiration of this Warrant), the Company transfers to the Parent, for any reason or for no reason, all or substantially all of its assets, then, upon request of the Warrantholder, the Parent shall issue to the Warrantholder a new Warrant of like denomination and tenor to this Warrant exercisable for shares of the Parent's common stock.

         IN WITNESS WHEREOF, the Company has executed this Warrant on and as of the issuance date first above written.

                                                      ELAGENT CORPORATION


                                                      By:   /s/ James R. Miller
                                                           --------------------
                                                           James R. Miller
                                                           President

ACKNOWLEDGED AND AGREED:
For purposes of Section 17)

INTEGRATED CONCEPTS, INC.

By:   /s/ James R. Miller
     -------------------------
     Name:  James R. Miller
     Title:  President

                                                                       Exhibit A

                        SUBSCRIPTION FORM TO BE EXECUTED
                          UPON EXERCISE OF THE WARRANT

To:      Elagent Corporation

         The undersigned, pursuant to the provisions set forth in the Warrant dated as of __________, 2000, hereby elects to subscribe for and purchase __________ shares of Common Stock, and herewith tenders $__________ in full payment of the Warrant Price for such shares.

                                                   Warrantholder:



                                                   [entity name, if any]



                                                   By:
                                                      ________________________
                                                        Name:
                                                        Title:
DATED:  _________________



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

                                                                       Exhibit B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                                              No. of Shares of
         Name and Address of Assignee                         Common Stock

And does hereby irrevocably constitute and appoint ___________________ attorney-in-fact to register such transfer on the books of Elagent Corporation, maintained for such purpose, with full power of substitution in the premises.

Dated:  _______________                        Print Name:____________________

                                               Signature:_____________________

                                               Witness:_______________________


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.


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